Vertiv Strengthens Liquid-Cooling System Capability with Acquisition of
Strategic Thermal Labs

Acquisition enhances engineering expertise for cold-plate design, server‑side liquid cooling and high-density thermal validation to improve system‑level performance, reliability, and lifecycle outcomes

COLUMBUS, Ohio April 27, 2026-- Vertiv Holdings Co (NYSE: VRT), a global leader in critical digital infrastructure and continuity solutions, today announced it has acquired Strategic Thermal Labs LLC (STL), a specialist in advanced liquid-cooling technologies. The acquisition extends Vertiv’s thermal-chain strategy by strengthening engineering capability at the interface between server-side liquid cooling and supporting infrastructure—an increasingly critical factor in high-density, liquid-cooled environments supporting AI and high-performance computing workloads.
As compute requirements continue to intensify, the interaction between server-side liquid cooling and supporting infrastructure increasingly influences broader system performance, including flow, balance, controls behavior, serviceability, and lifecycle reliability. Strategic Thermal Labs adds proven cold-plate design, server-side liquid cooling, and high-density thermal validation expertise that is expected to strengthen Vertiv’s ability to simulate and emulate real high-density compute conditions, optimize the interaction between the thermal chain and power train, and support customers across design, integration, commissioning, and lifecycle operations.
“As AI and high‑performance computing push power densities to unprecedented levels, understanding and solving heat challenges at the chip level becomes critical to system design, performance and reliability,” said Scott Armul, chief product and technology officer at Vertiv. “STL brings deep expertise and proven capability in addressing some of the industry’s most demanding chip-level density and thermal problems, strengthening Vertiv’s ability to emulate and validate system-level solutions and enabling customers to improve performance and lifecycle outcomes in liquid-cooled environments.”
Vertiv emphasized that the acquisition does not change its commitment to an open ecosystem approach. The company will continue to support interoperable, server‑ and silicon‑agnostic infrastructure solutions, with the goal of improving system‑level performance and customer outcomes across diverse compute environments.
The addition of Strategic Thermal Labs supports Vertiv’s broader strategy of helping customers address increasing infrastructure complexity through integrated power, thermal, controls, and lifecycle services capabilities.
For more information about Vertiv’s end‑to‑end portfolio of power and thermal management systems, infrastructures solutions, and lifecycle services, visit vertiv.com.
About Vertiv
Vertiv (NYSE: VRT) brings together hardware, software, analytics and ongoing services to enable its customers’ vital applications to run continuously, perform optimally and grow with their business needs. Vertiv solves the most important challenges facing today’s data centers, communication networks and commercial and industrial facilities with a portfolio of power, cooling and IT infrastructure solutions and services that extends from the cloud to the edge of the network. Headquartered in Westerville, Ohio, USA, Vertiv does business in more than 130 countries. For more information, and for the latest news and content from Vertiv, visit vertiv.com.
Category: Financial News

Forward-looking statements
This release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27 of the Securities Act, and Section 21E of the Securities Exchange Act. These statements are only a prediction. Actual events or results may differ materially from those in the forward-looking statements set forth herein. Readers are referred to Vertiv’s filings with the Securities and Exchange Commission, including its most recent Annual Report on Form 10-K and any subsequent Quarterly Reports on Form 10-Q for a discussion of these and other important risk factors concerning Vertiv and its operations. Those risk factors and risks related to the transaction, among others, could cause actual results to differ materially from historical performance and include, but are not limited to: expected expenses related to the transaction; the possible diversion of management time on issues related to integration; the ability of Vertiv to maintain relationships with customers and suppliers of Strategic Thermal Labs; and the ability of Vertiv to retain management and key employees of Strategic Thermal Labs. Vertiv is under no obligation to, and expressly disclaims any obligation to, update or alter its forward-looking statements, whether as a result of new information, future events or otherwise.
SOURCE: Vertiv Holdings Co
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